ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

AST First Trust Balanced Target Portfolio

Supplement dated November 25, 2013 to the

Prospectus and Statement of Additional Information, each

dated April 29, 2013, as amended June 28, 2013 of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (AST) Prospectus and Statement of Additional Information and should be retained for future reference. The AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) and the AST First Trust Balanced Target Portfolio (the First Trust Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

A.	AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangement and New Investment Strategy.

On November 19, 2013, at a regular meeting of the Board of Trustees (the Board) of AST, the Board approved adding Parametric Portfolio Associates LLC (Parametric) as a subadviser to the New Discovery Portfolio to manage a new liquidity strategy.

On or about February 10, 2014, the New Discovery Portfolio will allocate approximately 10% of the New Discovery Portfolio’s net assets to a liquidity strategy to be managed on a day-to-day basis by Parametric. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the New Discovery Portfolio or other circumstances relevant to the New Discovery Portfolio’s overall investment process.

The New Discovery Portfolio’s liquidity strategy will result in a decrease in the amount of the New Discovery Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) believe that this change will not have any material impact on long-term performance; however, there are no guarantees about future performance, and, under certain market conditions, short-term performance may be affected.

The investment objective and other investment strategies of the New Discovery Portfolio will remain unchanged. More detailed information relating to the addition of Parametric will be distributed to beneficial shareholders of the New Discovery Portfolio in a Schedule 14C Information Statement within the 90 days of the effective date of the change. More detailed information will also be included in an additional update to the Prospectus and Statement of Additional Information of AST, each dated April 29, 2013, as amended June 28, 2013, on or about the effective date of these changes. These changes are expected to become effective on or about February 10, 2014.

B.	AST First Trust Balanced Target Portfolio: New Subadvisory Arrangement and Name Change.

On November 19, 2013, at a regular meeting of the Board approved replacing First Trust Advisors, L.P. with Pyramis® Global Advisors, LLC (Pyramis®). The Board also approved changing the name of the First Trust Portfolio to the AST FI Pyramis® Quantitative Portfolio. The investment objective of the First Trust Portfolio will remain unchanged. More detailed information relating to this change, including changes to the investment strategy, will be distributed to beneficial shareholders of the First Trust Portfolio in a Schedule 14C Information Statement within the 90 days of the effective date of the change. More detailed information will also be included in an additional update to the Prospectus and Statement of Additional Information of AST, each dated April 29, 2013, as amended June 28, 2013 on or about the effective date of these changes. These changes are expected to become effective on or about February 10, 2014.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP16